AMENDMENT NO. 5 TO EMPLOYMENT AGREEMENT


     AMENDMENT NO. 5 TO EMPLOYMENT AGREEMENT made as of the 17 day of August, 2005 by and between AEROFLEX INCORPORATED, a Delaware corporation (hereinafter the "Company") and MICHAL GORIN (hereinafter the "Executive").

                              W I T N E S S E T H:

     WHEREAS, the Company and Executive entered into an Employment Agreement dated March 1, 1999, as amended subsequently by Amendment Agreements dated September 1, 1999 and August 13, 2001, November 8, 2001 and May 13, 2004 (hereinafter the "Employment Agreement"); and

     WHEREAS, the Company and Executive desire to further modify the said Employment Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Paragraph 4 (a) shall be amended and restated as follows, effective as of the date hereof:

          "For each Fiscal Year during the Employment Term, Gorin shall be eligible to receive an annual bonus equal to 3 percent of Aeroflex's consolidated pre-tax earnings for such Fiscal Year computed without regard to any amount due under this Section 4(a) and without charge for Acquired In-Process Research and Development and without regard to earnings or losses from discontinued operations but with charge for stock-based compensation to the extent of the U. S. GAAP charge in the financial statements. Any such bonus payable with respect to a portion of a Fiscal Year shall be prorated accordingly. Gorin shall be entitled to elect to defer, under the terms of any deferred compensation agreement or annual incentive compensation plan applicable to him and then in effect, any portion of his annual bonus that is not already subject to deferral thereunder."

     2. Except as specifically provided in this Amendment, the Employment Agreement is in all other respects hereby ratified and confirmed without amendment.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.


                                      AEROFLEX INCORPORATED

                                  By:  /s/Harvey R. Blau
                                     ---------------------------------
                                       Harvey R. Blau, Chairman & CEO


                                       /s/Michael Gorin
                                     ---------------------------------
                                       Michael Gorin